SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 14:- SUBSEQUENT EVENTS

On January 27, 2012, the Company has sold an aggregate of $1.75 million in senior secured debentures in a private placement transaction with an accredited investor.

The debentures have a maturity date of January 26, 2013 and accrue interest at a rate of 10% per annum, payable semi-annually. An aggregate of $ 300 in principal amount of the debentures may be converted into the Company's ordinary shares at a conversion price of $ 0.0944 per share. The debentures are secured by a security interest in all current and future assets of the Company and any current or future subsidiary.